U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: September 4, 2003



                                  TEN STIX INC.
        (Exact Name of Small Business Issuer as Specified in its Charter)

                                    COLORADO
              (State or other Jurisdiction as Specified in Charter)



        00-32323                                          84-1351184
(Commission file number)                    (I.R.S. Employer Identification No.)



                              3101 Riverside Drive
                          Idaho Springs, Colorado 80452
                    (Address of Principal Executive Offices)

                                 (303) 567-0163
                           (Issuer's telephone number)

Items 1 through 4, 6 and 8 not applicable.

Item 5. Other Events

     Effective August 5, 2003, the board of directors of Ten Stix Inc., a Colorado corporation (the "Company') authorized a change in the transfer agent for the Company.

     As of the date of this Report, the transfer agent for the Company is:

          American Registrar & Transfer Co.
          342 East 900 South
          Salt Lake City, Utah 84111

          P.O. Box 1798 Salt Lake City, Utah 84110

          Telephone: 801.363.9065
          Facsimile: 801.363.9066

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

              Not applicable.

     (b) Pro Forma Financial Information

              Not applicable.

     (c) Exhibits.

              Not applicable.


                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            TEN STIX INC.


Date:  September 4, 2003                    By: /s/ Thomas E. Sawyer
                                            ------------------------
                                            Thomas E. Sawyer, President/
                                            Chief Executive Officer